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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 29, 1999


                           ReliaStar Financial Corp.
                           -------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                           0-10640                             41-1620373
     -------------------------        ---------------------------     -----------------------------------
      (State of Incorporation)          (Commission file number)      (I.R.S. Employer Identification No.)

          20 Washington Avenue South
             Minneapolis, Minnesota                                55401
  --------------------------------------------               -----------------
    (Address of principal executive offices)                     (Zip Code)



                                (612) 372-5432
                        ------------------------------
                        (Registrant's telephone number)


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Item  5.  Other Events
          ------------

     On October 29, 1999, shareholders of Pilgrim Capital Corporation ("PCC") approved the merger of PCC with and into Northstar Holding, Inc., a wholly-owned subsidiary of ReliaStar Financial Corp. A copy of the press release which discusses this matter is filed as an exhibit to, and incorporated by reference in, this report.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit
-------

99 (a) Press Release, dated October 29, 1999.


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RELIASTAR FINANCIAL CORP.


Date: November 3, 1999             By: /s/ Richard R. Crowl
                                       ---------------------------------------
                                       Richard R. Crowl, Senior Vice President,
                                       General Counsel, and Secretary